UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2026
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On April 29, 2026, Sonic Automotive, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Sonic Automotive, Inc. 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”). The 2026 Equity Incentive Plan was adopted by the Company’s Board of Directors (the “Board”) on February 11, 2026, subject to stockholder approval. Upon stockholder approval at the Annual Meeting, the 2026 Equity Incentive Plan became effective as of February 11, 2026.
The 2026 Equity Incentive Plan replaces the Sonic Automotive, Inc. 2012 Stock Incentive Plan (the “2012 Stock Incentive Plan”), and no further awards will be granted under the 2012 Stock Incentive Plan. Awards previously granted under the 2012 Stock Incentive Plan will continue in accordance with their terms.
The Company has reserved for issuance under the 2026 Equity Incentive Plan an aggregate of 2,318,148 shares of the Company’s Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), including 318,148 shares of Class A Common Stock that remained available for issuance under the 2012 Stock Incentive Plan and were not subject to outstanding awards as of April 29, 2026, that may be granted in connection with awards under the 2026 Equity Incentive Plan. In addition, to the extent outstanding awards under the 2012 Stock Incentive Plan expire or are forfeited or canceled for any reason or are settled in cash or otherwise terminated without the delivery of the full number of shares of Class A Common Stock underlying the award or to which the award relates, the corresponding shares of Class A Common Stock that otherwise would have returned to the share reserve of the 2012 Stock Incentive Plan will be added to the share reserve and become available for issuance under the 2026 Equity Incentive Plan.
Shares of Class A Common Stock covered by awards that expire or are forfeited, canceled, settled in cash or otherwise terminated without the delivery of the full number of covered shares will be available for further awards under the 2026 Equity Incentive Plan to the extent of such expiration, forfeiture, cancellation, cash settlement, or other termination. However, shares of Class A Common Stock subject to an award that are (i) withheld or retained by the Company in payment of the exercise or purchase price of an award (including shares withheld or retained by the Company or not issued in connection with the net settlement or net exercise of an award) or (ii) tendered to, withheld or retained by the Company in payment of tax withholding obligations relating to an award will not become available again for awards under the 2026 Equity Incentive Plan.
The 2026 Equity Incentive Plan authorizes a variety of types of equity-based awards to employees (including the principal executive officer, principal financial officer and other named executive officers) and consultants providing services to the Company. Specifically, awards under the 2026 Equity Incentive Plan may be granted in the form of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock awards.
Unless terminated earlier, the 2026 Equity Incentive Plan will terminate at 11:59 p.m. on February 10, 2036.
The foregoing description of the terms and conditions of the 2026 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. For a more complete description of the 2026 Equity Incentive Plan, please refer to the discussion under “Proposal 4” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2026.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting was held on April 29, 2026.
(b) At the Annual Meeting, the Company’s stockholders (i) elected all nine of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2026; (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2025; (iv) approved the 2026 Equity Incentive Plan; and (v) approved the amendment and restatement of the Sonic Automotive, Inc. 2012 Formula Restricted Stock and Deferral Plan for Non-Employee Directors. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 6, 2026.

Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Bruton Smith	129,446,914	9,236,772	8,086	1,961,571
Jeff Dyke	134,224,989	4,458,714	8,069	1,961,571
William I. Belk	126,717,636	11,966,215	7,921	1,961,571
William R. Brooks	128,970,123	9,713,406	8,243	1,961,571
Michael Hodge	129,402,478	9,281,219	8,075	1,961,571
Keri A. Kaiser	127,694,502	10,908,617	88,653	1,961,571
B. Scott Smith	129,399,833	9,283,852	8,087	1,961,571
Marcus G. Smith	129,399,520	9,283,996	8,256	1,961,571
R. Eugene Taylor	127,491,992	11,191,741	8,039	1,961,571
2.Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,643,605	1,535	8,203	—
3.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,238,802	5,439,356	13,614	1,961,571
4.Approval of the Sonic Automotive, Inc. 2026 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,026,040	5,662,777	2,955	1,961,571
5.Approval of the amendment and restatement of the Sonic Automotive, Inc. 2012 Formula Restricted Stock and Deferral Plan for Non-Employee Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,129,410	6,559,374	2,988	1,961,571

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Sonic Automotive, Inc. 2026 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

May 1, 2026	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel